UNITED STATES
SECURITIES AND EXCHANGE COMMISSION

Washington, DC 20549

FORM 8-K

CURRENT REPORT

Pursuant to Section 13 or 15(d) of the Securities Exchange Act of 1934

Date of Report (Date of earliest event reported): February 6, 2006
QUANTUM CORPORATION
(Exact name of registrant as specified in its charter)

Delaware	1-13449	94-2665054
(State or other jurisdiction of incorporation)	(Commission File Number)	(IRS Employer Identification No.)

1650 Technology Drive, Suite 800, San Jose, CA	95110
(Address of principal executive offices)	(Zip Code)

408-944-4000
(Registrant’s telephone number, including area code)

Not Applicable
(Former name or former address, if changed since last report)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions

[ ]	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

[ ]	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

[ ]	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

[ ]	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

ITEM 1.01.  Entry into a Material Definitive Agreement

     On February 6, 2006, Quantum Corporation (“the Company”) terminated its existing synthetic lease agreement with SELCO Service Corporation (“SELCO”) for its Pikes Peak Corporate Center, located at 10125, 10205 and 10285 Federal Drive, Colorado Springs, Colorado (the “Colorado Facility”), arranged for a sale of the Colorado Facility to CS/Federal Drive LLC, a Delaware limited liability company (together with its subsidiaries, “CS”), and restructured its interest in the facility as a triple net operating lease.

     Under the terms of the transaction documents, the Colorado Facility was sold to CS for a total sales price of approximately $54.25 million, of which the Company received approximately $2.6 million, with the remainder paid to SELCO in consideration of its synthetic leasehold interest in the property and covering costs associated with the transaction.  In connection with the sale, the Company leased the three buildings located at the Colorado Facility from CS pursuant to three triple net leases with terms of 5, 7 and 15 years.  The leases require the Company to pay base monthly rent over their terms in the aggregate amount of approximately $50 million.

     In addition to base rent, the transaction documents also require the Company to reimburse CS for the taxes, insurance, maintenance, repair and other costs incurred by CS with respect to the Colorado Facility.

          The foregoing description of the agreements does not purport to be complete and is qualified in its entirety by the terms and conditions of the documents, which are filed as exhibits to this Form 8-K.

ITEM 2.03.  Creation of a Direct Financial Obligation or Obligation under Off Balance Sheet arrangement

     The disclosure provided in Item 1.01 “Entry into a Material Definitive Agreement” is incorporated by reference into this Item 2.03 as if fully set forth herein.

ITEM 9.01		Financial Statements and Exhibits.

(c)	Exhibits.

	Exhibit 10.1	Agreement for Purchase and Sale of Real Property, dated as November 18, 2005, among Registrant, SELCO Service Corporation and CS/Federal Drive LLC, as amended by Amendments 1 through 6

	Exhibit 10.2	Lease Agreement, dated February 6, 2006, between Registrant and CS/Federal Drive AB LLC (for Building A)

	Exhibit 10.3	Lease Agreement, dated February 6, 2006, between Registrant and CS/Federal Drive AB LLC (for Building B)

	Exhibit 10.4	Lease Agreement, dated February 6, 2006, between Registrant and CS/Federal Drive C LLC (for Building C)

SIGNATURE

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

QUANTUM CORPORATION

By:	/s/ SHAWN HALL
Shawn Hall Vice President, General Counsel and Secretary

Dated:    February 10, 2006

EXHIBIT INDEX

Exhibit	Description
10.1	Agreement for Purchase and Sale of Real Property, dated as November 18, 2005, among Registrant, SELCO Service Corporation and CS/Federal Drive LLC, as amended by Amendments 1 through 6

10.2	Lease Agreement, dated February 6, 2006, between Registrant and CS/Federal Drive AB LLC (for Building A)

10.3	Lease Agreement, dated February 6, 2006, between Registrant and CS/Federal Drive AB LLC (for Building B)

10.4	Lease Agreement, dated February 6, 2006, between Registrant and CS/Federal Drive C LLC (for Building C)